UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 25, 2007

                      BIOFORCE NANOSCIENCES HOLDINGS, INC.
                      ------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

            Nevada                  000-51074              74-3078125
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        (State or Other            (Commission           (IRS Employer
         Jurisdiction              File Number)        Identification No.)
       of Incorporation)

1615 Golden Aspen Drive, Suite 101, Ames, Iowa                          50010
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (515) 233-8333


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

Beginning May 28, 2007, our management will make presentations to investors using the slide presentation attached to this current report on Form 8-K as
Exhibit 99.1.

The slide presentation contained in the exhibit includes statements intended as "forward-looking statements," which are subject to the cautionary statement about forward-looking statements set forth in the exhibit. The information contained in this Item 7.01 and the attached Exhibit 99.1 is furnished to, but not filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibit shall not be incorporated by reference to any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The filing of this current report on Form 8-K is not an admission or determination as to the materiality or completeness of any information in this Item 7.01 or the attached
Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.    Description
-----------    -----------

99.1           Presentation dated May 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BioForce Nanosciences Holdings, Inc.


Date: May 25, 2007                          By: Eric Henderson
                                                --------------
                                                Eric Henderson
                                                Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit No.    Description
-----------    -----------

99.1           Presentation dated May 2007.